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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 30, 2004
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                           PRISM SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                                                95-2621719
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(State or Other Jurisdiction                                   (IRS Employer
    of Incorporation)                                        Identification No.)

                                     0-21713
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                                   (Commission
                                  File Number)

                    15500-C Rockfield Blvd., Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 949-855-3100
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 30, 2004, the Company renegotiated its debt with its major lenders under a Long-term Loan Agreement by changing short-term notes due on demand into long-term notes due in 2007, by lowering the rate of interest, and by substantially reducing the amount of common stock allowed under the conversion privilege of prior convertible notes.

         The Company also executed a Consolidated Promissory Note to consolidate all loans advanced to the company in the quarter ended December 31, 2004.

         The Company believes that such transactions were exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

ITEM 8.01  OTHER EVENTS.

         In December 2004, the Company reached a settlement to resolve in a mutually satisfactory and voluntary manner a dispute with its previous President, E. Ted Daniels, regarding his prior employment with the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         10.1 Long-term Loan Agreement dated December 30, 2004 by and between the Conrad von Bibra Revocable Trust, Carl von Bibra and the Company

         10.2 Non-convertible Consolidated Promissory Note dated December 30, 2004 by and between the Conrad von Bibra Revocable Trust and the Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRISM SOFTWARE CORPORATION

Dated:  January 4, 2005                  By:  /s/ David Ayres
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                                             David Ayres, Director and President
                                             (Principal Executive Officer)